SUPPLEMENT TO THE
FIDELITY CONVERTIBLE SECURITIES FUND
JANUARY 29, 1999
STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING FUNDAMENTAL LIMITATION REPLACES FUNDAMENTAL INVESTMENT LIMITATION (1) IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION ON PAGE 2.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.